         UCFC Manufactured Housing Contract Pass-Through Certificates,
                                 Series 1998-2
                        REVISED COMPUTATIONAL MATERIALS


BOND PROFILE SUMMARY
-------------------------------------------------------------------------------
   Class              Original    Coupon  Avg.   CBE            1st  Last  Mod.
   Name & Type            Par       %     Life  Yield   Price   Pay   Pay  Dur.
-------------------------------------------------------------------------------
To Call:
   A1  SENIOR FLT   23,250,000  FLOAT<3>  1.08  N/A    100-00  7/98  7/00  1.01
   A2  SENIOR       19,500,000    6.2300  3.05  6.227  99-31+  7/00  7/02  2.69
   A3  SENIOR       13,300,000    6.3200  5.01  6.349  99-31+  7/02 12/04  4.16
   A4  SENIOR       24,250,000    6.7350 11.97  6.801   99-31 12/04  5/15  7.79
   M1  AA MEZZ       9,900,000    6.8650 10.89  6.929  99-31+  7/03  5/15  7.19
   M2  A SUB         4,400,000    7.1600 10.89  7.231  99-31+  7/03  5/15  7.07
   B1  BBB SUB       6,600,000    7.5900  6.97  7.660   99-31  7/03  9/07  5.20
   B2  BB SUB        8,800,000    ------ 13.83  -----  ------  9/07  5/15  ----
------------------------------
To Maturity:
   A4  SENIOR       24,250,000    6.7350 12.72  6.801   99-31 12/04 11/22  7.99
   M1  AA MEZZ       9,900,000    6.8650 11.43  6.930  99-31+  7/03  2/21  7.33
   M2  A SUB         4,400,000    7.1600 11.34  7.231  99-31+  7/03  8/19  7.19
   B1  BBB SUB       6,600,000    7.5900  6.97  7.660   99-31  7/03  9/07  5.20
   B2  BB SUB        8,800,000    ------ 15.42  -----  ------  9/07  9/25  ----
 ------------------------------------------------------------------------------

 (1) Data assumes a prepayment speed of 175% MHP.

 (2) Coupon and price are assumed for computational materials.

 (3) A1 coupon based on 1 month LIBOR.

 (4) B2 Certificates are not being offered.

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  |  FIRST
SUISSE  |  BOSTON

                                   1 of 21

         UCFC MANUFACTURED HOUSING COTRACT PASS-THROUGH CERTIFICATES,
                                SERIES 1998-2
                       REVISED COMPUTATIONAL MATERIALS


Offered
Certificates:       The Class A-1, Class A-2, Class A-3 and
                    Class A-4 Certificates (collectively, the "Senior
                    Certificates"), the Class M-1, Class M-2 and the Class B-1
                    Certificates.

Depositor:          UCFC Funding Corporation, a Louisiana corporation.

Servicer:           United Companies Lending Corporation, a Louisiana
                    corporation ("United Companies" or the"Servicer"), an indirect, wholly-owned subsidiary of United Companies
                    Financial Corporation.

Originators:        The Contracts were, and any Subsequent Contract will have
                    been, originated or purchased by United Companies Funding, Inc. ("UCFI"), United Companies or UNICOR Mortgage, Inc.
                    Each Originator is a Louisiana corporation and an affiliate of the Depositor.

Trustee:            Bankers Trust Company of California, N.A.

Underwriters:       Credit Suisse First Boston (Lead),
                    First Chicago Capital Markets, Inc.

Expected Pricing
Date:               Friday, June 12, 1998.

Settlement Method:  DTC/Cedel/Euroclear settlement.

Closing Date:       Wednesday, June 17, 1998.

Cut-Off Date:       The opening of business on June 1, 1998, except that
                    the Cut-off Date with respect to any Contract dated on or after June 1, 1998, will be the date of such Contract.

Record Date:        Last day of each calendar month.

Remittance Date:    The 15th day of each month or if such 15th day is
                    not a business day, the next succeeding business day, beginning in July 1998.

Payment Delay:      Class A-1:          0 days
                    All other Classes:  14 days.

Interest Accrual
Period: The Interest Accrual Period on the Class A-1 Certificates will be the period commencing on the preceeding Remittance Date (or, in the case of the first Interest Accrual Period, beginning on the Closing Date) and ending on the day preceding such Remittance Date. Interest on the Class A-1 Certificates will be calculated on the basis of a 360-day year and the actual number of days elapsed during the Interest Accrual Period. The Interest Accrual Period on the other Classes of Offered Certificates will be the calendar month preceding the month of such Remittance Date. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Remittance Rate:    The Remittance Rate for each Class of Offered
                    Certificates is subject to a maximum rate on each Remittance Date equal to the weighted average of the Net
                    Contract Rates of the Contracts in the Contract Pool.

Cut-Off Date Pool
Principal Balance:  $82,566,614.90

Pre-Funded Amount:  $27,433,385.10. Expected to fund in 1 month.

Prepayment
Assumption:         175% of the MH Prepayment Model

Gross WAC:          8.93%

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  |  FIRST
SUISSE  |  BOSTON

                                   2 of 21

         UCFC MANUFACTURED HOUSING COTRACT PASS-THROUGH CERTIFICATES,
                                SERIES 1998-2
                       REVISED COMPUTATIONAL MATERIALS

Remaining Term:     316.54 months

Seasoning:          1.67 months

Servicing Fee:      0.50%

Tax Status:         REMIC regular interests.

ERISA Eligibility:  Class A Certificates are ERISA eligible.
                    Class M-1, Class M-2 and Class B-1 Certificates are not ERISA eligible.

SMMEA Eligibility:  Class A and Class M-1 Certificates will be
                    SMMEA eligible after the Pre-Funding Period. Class M-2 and Class B-1 Certificates are not SMMEA eligible.

Denominations:      Denominations of $25,000 and integral multiples of $1,000
                    in excess thereof.

Final Scheduled
Remittance Date:    Class A-1 -       Mar.  2009        Remittance Date.
                    Class A-2 -       Feb.  2015        Remittance Date.
                    Class A-3 -       Aug.  2019        Remittance Date.
                    Class A-4 -       Sept. 2029        Remittance Date.
                    Class M-1 -       Sept. 2029        Remittance Date.
                    Class M-2 -       Sept. 2029        Remittance Date.
                    Class B-1 -       Mar.  2022        Remittance Date.

Optional
Termination:        Clean-up call at the option of the Servicer when the
                    outstanding Pool Principal Balance is less than 10% of the Aggregate Cut-off Date Pool Principal Balance.

Auction Sale:       90 days after the 10% Optional Termination Date if
                    the servicer has not exercised the optional termination, the Trustee will solicit bids for the remaining Contracts in the Trust.

Over-
collateralization:  Excess interest collections will be applied, to the extent available, to make accelerated payments of principal to the Certificates to create overcollateralization until the Target Overcollateralization Amount is reached. The Target Overcollateralization Amount will mean (i) for any Distribution Date prior to the Cross-over Date, 2.00% of the Aggregate Cut-off Date Pool Principal Balance and (ii) for any Distribution Date on or after the Cross-over Date, the lesser of (a) 2.00% of the Aggregate Cut-off Date Pool Principal Balance and (b) 3.50% of the then outstanding Pool Principal Balance, provided, however, that in no event shall the Target Overcollateralization Amount be less than 0.75% of the Aggregate Pool Principal Balance.

Ratings and
Subordination:      Class A1 - A4: Aaa/AAA 27.00% Class M1: Aa3/AA- 18.00%
                    Class M2: A2/A 14.00% Class B-1: Baa2/BBB 8.00%

Pre-Funding
Account: On the Closing Date, $27,433,385.10 million in cash (the "Pre-Funded Amount") will be deposited in the Pre-Funding Account and may be used only to (i) acquire additional manufactured housing installment sales contracts and manufactured housing installment loan agreements (collectively, the "Subsequent Contracts") and (ii) make accelerated payments of principal on the Senior Certificates.

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  |  FIRST
SUISSE  |  BOSTON

                                   3 of 21

         UCFC MANUFACTURED HOUSING COTRACT PASS-THROUGH CERTIFICATES,
                                SERIES 1998-2
                       REVISED COMPUTATIONAL MATERIALS

Pre-Funding Period: During the period (the "Pre-Funding Period") from the
                    Closing Date to the earliest to occur of (1) the Funding Termination Date (defined below), (2) an Event of default under the Agreement and (3) September 15, 1998, amounts on deposit in the Pre-Funding Account may be withdrawn from time to time to acquire Subsequent Contracts in accordance with the Agreement. The "Funding Termination Date" will be the date on which the Pre-Funded Amount has been reduced to less than $100,000. Any Pre-Funded amount remaining in the Pre-Funding Account at the end of the Pre-Funding Period will be distributed on the Remittance Date or immediately following the end of such Pre-Funding Period to the Classes of Senior Certificates then entitled to distributions of principal.

Cross-over Date:    The later to occur of (a) the Remittance Date ocurring in
                    July 2003 or (b) the first Remittance Date on which the then-current credit enhancement for the Class A
                    Certificates is equal to or exceeds 1.88 times the initial credit enhancement for the Class A Certificates.

Performance Test:   The Average 60-Day Delinquency Ratio is less than or
                    equal to 5%; the Average 30-Day Delinquency Ratio is less than or equal to 7%, the Current Realized Loss Ratio is less than or equal to 2.75%; and the Cummulative Realized
                    Losses are less than or equal to the applicable percentage of the Aggregate Cut-off Date Pool Principal Balance set forth in the Pooling and Servicing Agreement.

Priority of
Distribution:       Distributions on the Certificates will be made on each
                    Remittance Date from Available Funds in the following order of priority: (i) interest on each Class of Senior
                    Certificates; (ii) interest on each Class of Subordinated
                    Certificates; (iii) sequentially, to principal of each Class of Senior Certificates; (iv) interest on certain
                    Writedown Amounts in respect of each Class of Subordinated
                    Certificates and then principal of each such Class of Subordinated Certificates in the order of their Class designations (i.e., first interest on Writedown Amounts in respect to the Class M Certificates and then to principal of the Class M Certificates) and (v) sequentially, to each Class of Senior Certificates, the Accelarated Principal
                    Distribution Amount for such Remittance Date.

                    -------  ----------  -----------  ------------
                      A-2        A-2           A-3        A-4
                    -------  ----------  -----------  ------------
                                                    M-1
                                         -------------------------
                                                    M-2
                                         -------------------------
                                              B-1         B-2
                                         -----------  ------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  |  FIRST
SUISSE  |  BOSTON

                                   4 of 21

         UCFC MANUFACTURED HOUSING COTRACT PASS-THROUGH CERTIFICATES,
                                SERIES 1998-2
                       REVISED COMPUTATIONAL MATERIALS


As of the Cut-off Date: the Contract balances ranged from $5,007.50 to $136,293.86 the average Contract Balance was $43,456.11; the Contract Rates ranged from 5.90% to 14.00% per annum; the weighted average Contract Rate was 8.93% per annum; the original Loan-to-Value Ratios ranged from 20.40% to 99.75%; the weighted average original Loan-to-Value Ratio was 84.76%; the original terms to stated maturity ranged from 60 to 360 months; the weighted average original term to stated maturity was 318 months; the remaining terms to stated maturity ranged from 58 to 360 months; the weighted average remaining term to stated maturity was 317 months; the number of months since origination of the Contracts ranged from 0 to 70 months; the weighted average number of months since origination was 2 months; 87.63% and 12.37% of the Contracts are secured by new and used Manufactured Homes, respectively; 33.55% of the Contracts are Land-and-Home Contracts; 100.00% of the Contracts are secured by Manufactured Homes which are the Obligors' primary residences based on representations at the time of the origination of such Contracts; 95.54% of the Contracts were originated in connection with the purchase of the related Manufactured Home; 27.13% and 72.87% of the Contracts are secured by Manufactured Homes which are single wide, and multi wide, respectively.

                           Geographical Distribution of Manufactured Homes

                                             Aggregate          % of Cut-off
                           Number of     Principal Balance        Date Pool
State                      Contracts        Outstanding       Principal Balance
-----                      ---------        -----------       -----------------

Alabama.............           3          $    59,066.92              0.07%
Arizona.............          38            1,234,920.67              1.50
Arkansas............          83            3,478,164.66              4.21
Colorado............          34            1,613,780.87              1.95
Florida.............         128            5,748,155.49              6.96
Georgia.............         109            5,254,326.53              6.36
Idaho...............           2               47,224.30              0.06
Illinois............          46            1,808,245.35              2.19
Indiana.............          30            1,068,057.67              1.29
Iowa................          53            1,480,349.61              1.79
Kentucky............          16              656,434.45              0.80
Louisiana...........          65            2,811,402.10              3.41
Maine...............           6              509,239.14              0.62
Massachusetts.......           2              178,279.79              0.22
Michigan............          16              698,866.21              0.85
Minnesota...........          80            2,529,736.54              3.06
Mississippi.........          77            2,911,710.85              3.53
Missouri............          33            1,339,697.46              1.62
Montana.............           2               66,798.72              0.08
Nebraska............           1               36,873.91              0.04
Nevada..............           9              651,749.96              0.79
New Hampshire.......           1               37,755.34              0.05
New Mexico..........          74            4,231,865.09              5.13
North Carolina......         192            9,447,570.87             11.44
North Dakota........           6              189,794.56              0.23
Ohio................          50            2,142,460.00              2.59
Oklahoma............          44            1,569,570.82              1.90
Oregon..............           6              444,888.14              0.54
Pennsylvania........          27              750,382.37              0.91


The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  |  FIRST
SUISSE  |  BOSTON

                                   5 of 21

         UCFC MANUFACTURED HOUSING COTRACT PASS-THROUGH CERTIFICATES,
                                SERIES 1998-2
                       REVISED COMPUTATIONAL MATERIALS


                      Geographical Distribution of Manufactured Homes (Cont.)

                                           Aggregate            % of Cut-off
                         Number of     Principal Balance          Date Pool
State                    Contracts        Outstanding          Principal Balance
-----                    ---------        -----------          -----------------
South Carolina......         301           14,394,977.58             17.43
South Dakota........          25              764,265.86              0.93
Tennessee...........          77            3,524,593.99              4.27
Texas...............         189            7,324,506.26              8.87
Utah................           1               22,476.00              0.03
Virginia............           8              288,084.62              0.35
Washington..........          12            1,036,680.22              1.26
West Virginia.......          37            1,554,332.73              1.88
Wisconsin...........          12              432,275.45              0.52
Wyoming.............           5              227,053.80              0.27
                       ---------         ---------------          --------

   Total............       1,900          $82,566,614.90            100.00%
                           =====          ==============            ======


              Distribution of Contract Amounts As of Cut-off Date

                                           Aggregate Principal  % of Cut-off
Range of Contract              Number of        Balance          Date Pool
Amounts                        Contracts      Outstanding     Principal Balance
-------                        ---------      -----------     -----------------

$ 5,000.01 -  10,000.00...        56       $   444,526.55          0.54%
 10,000.01 -  15,000.00...        83         1,020,260.03          1.24
 15,000.01 -  20,000.00...        98         1,711,530.11          2.07
 20,000.01 -  25,000.00...       155         3,527,194.75          4.27
 25,000.01 -  30,000.00...       197         5,398,189.30          6.54
 30,000.01 -  35,000.00...       227         7,308,258.34          8.85
 35,000.01 -  40,000.00...       164         6,126,269.82          7.42
 40,000.01 -  45,000.00...       155         6,572,264.52          7.96
 45,000.01 -  50,000.00...       124         5,881,333.05          7.12
 50,000.01 -  55,000.00...       142         7,453,534.20          9.03
 55,000.01 -  60,000.00...       109         6,256,734.65          7.58
 60,000.01 -  65,000.00...        89         5,559,917.07          6.73
 65,000.01 -  70,000.00...        65         4,376,758.03          5.30
 70,000.01 -  75,000.00...        43         3,099,198.28          3.75
 75,000.01 -  80,000.00...        38         2,947,403.42          3.57
 80,000.01 -  85,000.00...        30         2,472,822.52          2.99
 85,000.01 -  90,000.00...        28         2,439,442.40          2.95
 90,000.01 -  95,000.00...        35         3,231,327.97          3.91
 95,000.01 - 100,000.00...        13         1,253,596.25          1.52
100,000.01 - 105,000.00...        16         1,638,086.33          1.98
105,000.01 - 110,000.00...         9           960,673.31          1.16
110,000.01 - 115,000.00...        10         1,118,662.17          1.35
115,000.01 - 120,000.00...         4           470,429.49          0.57
120,000.01 - 125,000.00...         1           121,702.07          0.15
125,000.01 - 130,000.00...         5           634,912.13          0.77
130,000.01 - 135,000.00...         2           269,133.01          0.33
135,000.01 - 140,000.00...         2           272,455.13          0.33
                               -----       --------------        ------

     Total................     1,900       $82,566,614.90        100.00%
                               =====       ==============        ======

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  |  FIRST
SUISSE  |  BOSTON

                                   6 of 21

         UCFC MANUFACTURED HOUSING COTRACT PASS-THROUGH CERTIFICATES,
                                SERIES 1998-2
                       REVISED COMPUTATIONAL MATERIALS


                            Distribution of Original Loan-to-Value Ratios

                                        Aggregate Principal      % of Cut-off
Range of Original          Number of         Balance               Date Pool
Loan-to Value Ratios       Contracts        Outstanding        Principal Balance
--------------------       ---------        -----------        -----------------

20.01  -  25.00%....             1        $       9,893.82             0.01%
25.01  -  30.00.....             3               24,728.80             0.03
30.01  -  35.00.....             8               92,854.71             0.11
35.01  -  40.00.....             5               59,715.42             0.07
40.01  -  45.00.....             6              137,188.57             0.17
45.01  -  50.00.....            17              381,740.12             0.46
50.01  -  55.00.....            18              482,789.43             0.58
55.01  -  60.00.....            22              617,436.37             0.75
60.01  -  65.00.....            28              895,083.98             1.08
65.01  -  70.00.....            72            2,153,573.08             2.61
70.01  -  75.00.....            94            3,589,214.76             4.35
75.01  -  80.00.....           224            8,443,362.76            10.23
80.01  -  85.00.....           367           15,875,459.08            19.23
85.01  -  90.00.....           666           29,827,988.35            36.13
90.01  -  95.00.....           351           18,883,854.04            22.87
95.01 - 100.00......            18            1,091,731.61             1.32
                             -----          --------------           ------

     Totals:........         1,900          $82,566,614.90           100.00%
                             =====          ==============           ======

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  |  FIRST
SUISSE  |  BOSTON

                                   7 of 21

         UCFC MANUFACTURED HOUSING COTRACT PASS-THROUGH CERTIFICATES,
                                SERIES 1998-2
                       REVISED COMPUTATIONAL MATERIALS

                                      Contract Rates

                          Number         Aggregate             % of Cut-off
 Ranges of                 of         Principal Balance           Date Pool
 Contract Rates         Contracts        Outstanding          Principal Balance
 --------------         ---------        -----------          -----------------

  5.51 -  6.00%.....          1           $    84,841.33              0.10%
  6.01 -  6.50......         11             1,050,059.53              1.27
  6.51 -  7.00......        149            11,861,727.83             14.37
  7.01 -  7.50......        116             7,870,043.07              9.53
  7.51 -  8.00......        230            13,043,523.21             15.80
  8.01 -  8.50......         70             2,920,668.95              3.54
  8.51 -  9.00......        177             8,306,613.43             10.06
  9.01 -  9.50......        149             6,395,466.98              7.75
  9.51 - 10.00......        236            10,772,062.14             13.05
 10.01 - 10.50......        231             7,129,114.62              8.63
 10.51 - 11.00......        238             7,024,926.36              8.51
 11.01 - 11.50......         90             2,153,867.18              2.61
 11.51 - 12.00......        144             3,064,543.86              3.71
 12.01 - 12.50......         25               425,217.60              0.51
 12.51 - 13.00......         25               357,453.42              0.43
 13.01 - 13.50......          4                55,775.49              0.07
 13.51 - 14.00......          4                50,709.90              0.06
                          -----           --------------            ------

      Totals:.......      1,900           $82,566,614.90            100.00%
                          =====           ==============            ======


                                   Remaining Terms to Maturity

                           Number             Aggregate         % of Cut-off
Range of Remaining           of          Principal Balance        Date Pool
Months to Maturity        Contracts         Outstanding      Principal Balance
------------------        ---------         -----------      -----------------

  60 or less........          48         $     418,543.79              0.51%
  61 -  72..........           3                36,686.51              0.04
  73 -  84..........          36               503,039.97              0.61
  85 -  96..........           3                42,015.10              0.05
 109 - 120..........         105             1,735,684.29              2.10
 121 - 180..........         181             4,487,787.59              5.44
 181 - 228..........           5               130,207.20              0.16
 229 - 240..........         271             8,446,803.90             10.23
 241 - 288..........          10               366,527.26              0.44
 289 - 300..........         412            14,716,518.40             17.82
 301 - 334..........           9               539,377.16              0.65
 335 - 336..........           1                39,688.19              0.05
 337 - 348..........          19             1,313,723.32              1.59
 349 - 360..........         797            49,790,012.22             60.30
                           -----           --------------            ------
      Totals:.......       1,900           $82,566,614.90            100.00%
                           =====           ==============            ======

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  |  FIRST
SUISSE  |  BOSTON

                                   8 of 21

         UCFC MANUFACTURED HOUSING COTRACT PASS-THROUGH CERTIFICATES,
                                SERIES 1998-2
                       REVISED COMPUTATIONAL MATERIALS


                                 Original Terms to Maturity

                        Number of          Aggregate           % of Cut-off
 Range of Original         of          Principal Balance         Date Pool
 Months to Maturity     Contracts         Outstanding        Principal Balance
 ------------------     ---------         -----------        -----------------

  60 or less........         48          $    418,543.79              0.51%
  61 -  72..........          3                36,686.51              0.04
  73 -  84..........         35               473,009.07              0.57
  85 -  96..........          4                72,046.00              0.09
 109 - 120..........        105             1,735,684.29              2.10
 121 - 144..........         12               280,621.15              0.34
 145 - 180..........        169             4,207,166.44              5.10
 181 - 240..........        276             8,577,011.10             10.39
 241 - 300..........        421            15,019,073.96             18.19
 301 - 360..........        827            51,746,772.59             62.67
                          -----           --------------            ------
      Totals:.......      1,900           $82,566,614.90            100.00%
                          =====           ==============            ======


                              Distribution of Contract Ages (In Months)

                           Number          Aggregate            % of Cut-off
 Range of                   of         Principal Balance          Date Pool
 Contract Ages           Contracts        Outstanding         Principal Balance
 -------------           ---------        -----------         -----------------

  0 -    6 months...       1,817           $78,390,665.57             94.94%
  7 -   12..........          41             1,932,242.58              2.34
 13 -   18..........          18               974,312.30              1.18
 19 -   24..........          10               487,571.27              0.59
 25 -   30..........           3               145,590.02              0.18
 31 -   36..........           5               284,873.99              0.35
 37 -   42..........           3               162,971.05              0.20
 43 -   54..........           2               124,416.42              0.15
 67 -   72..........           1                63,971.70              0.08
                           -----           --------------            ------
      Totals:.......       1,900           $82,566,614.90            100.00%
                           =====           ==============            ======

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  |  FIRST
SUISSE  |  BOSTON

                                   9 of 21

         UCFC MANUFACTURED HOUSING COTRACT PASS-THROUGH CERTIFICATES,
                                SERIES 1998-2
                       REVISED COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY

 -------------------------------------------------------------------
 Percent of MHP:           0       100       175       250       350
 -------------------------------------------------------------------

 A1 SENIOR FLOATER
 Price: 100-00      Coupon: FLOAT        Original Par:    23,250,000
 -------------------------------------------------------------------
 To Call:
 Bond Yield:            N/A       N/A       N/A       N/A        N/A
 Average Life:          5.59      1.58      1.08      0.83      0.65
 Duration:              4.43      1.45      1.01      0.79      0.62
 First Prin Pay:        7/98      7/98      7/98      7/98      7/98
 Last Prin Pay:         3/09      8/01      7/00      1/00      9/99
 -------------------------------------------------------------------

 A2 SENIOR
 Price: 99-31+      Coupon: 6.2300       Original Par:    19,500,000
 -------------------------------------------------------------------
 To Call:
 Bond Yield:            6.29      6.25      6.23      6.20      6.17
 Average Life:         13.87      4.68      3.05      2.29      1.74
 Duration:              9.00      3.93      2.69      2.07      1.60
 First Prin Pay:        3/09      8/01      7/00      1/00      9/99
 Last Prin Pay:         2/15      9/04      7/02      6/01      9/00
 -------------------------------------------------------------------

 A3 SENIOR
 Price: 99-31+      Coupon: 6.3200       Original Par:    13,300,000
 -------------------------------------------------------------------
 To Call:
 Bond Yield:            6.38      6.37      6.35      6.33      6.31
 Average Life:         18.56      7.81      5.01      3.59      2.68
 Duration:             10.62      5.97      4.16      3.12      2.39
 First Prin Pay:        2/15      9/04      7/02      6/01      9/00
 Last Prin Pay:         8/19      8/08     12/04      9/02      7/01
 -------------------------------------------------------------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  |  FIRST
SUISSE  |  BOSTON

                                   10 of 21

         UCFC MANUFACTURED HOUSING COTRACT PASS-THROUGH CERTIFICATES,
                                SERIES 1998-2
                       REVISED COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY

 -------------------------------------------------------------------
 Percent of MHP:           0       100       175       250       350
 -------------------------------------------------------------------

 A4 SENIOR
 Price: 99-31       Coupon: 6.7350       Original Par:    24,250,000
 -------------------------------------------------------------------
 To Call:
 Bond Yield:            6.81      6.81      6.80      6.79      6.77
 Average Life:         25.44     17.00     11.97      7.71      4.41
 Duration:             11.80      9.65      7.79      5.66      3.66
 First Prin Pay:        8/19      8/08     12/04      9/02      7/01
 Last Prin Pay:         7/26     11/20      5/15      4/11     12/07

 -------------------------------------
 To Maturity:
 Bond Yield:            6.81      6.81      6.80      6.79      6.77
 Average Life:         25.59     17.60     12.72      8.21      4.51
 Duration:             11.83      9.77      7.99      5.83      3.70
 First Prin Pay:        8/19      8/08     12/04      9/02      7/01
 Last Prin Pay:        11/27      5/26     11/22      7/18     10/13

 -------------------------------------------------------------------

 M1 AA MEZZ
 Price: 99-31+      Coupon: 6.8650       Original Par:     9,900,000
 -------------------------------------------------------------------
 To Call:
 Bond Yield:            6.94      6.94      6.93      6.93      6.92
 Average Life:         24.23     15.30     10.89      9.18      7.75
 Duration:             11.41      8.91      7.19      6.48      5.78
 First Prin Pay:       10/16      1/06      7/03      7/03      8/03
 Last Prin Pay:         7/26     11/20      5/15      4/11     12/07

 -------------------------------------
 To Maturity:
 Bond Yield:            6.94      6.94      6.93      6.93      6.92
 Average Life:         24.34     15.73     11.43      9.86      8.56
 Duration:             11.43      8.99      7.33      6.72      6.15
 First Prin Pay:       10/16      1/06      7/03      7/03      8/03
 Last Prin Pay:         8/27      4/25      2/21      5/17      8/13
 -------------------------------------------------------------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  |  FIRST
SUISSE  |  BOSTON

                                   11 of 21

         UCFC MANUFACTURED HOUSING COTRACT PASS-THROUGH CERTIFICATES,
                                SERIES 1998-2
                       REVISED COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY

 -------------------------------------------------------------------
 Percent of MHP:           0       100       175       250       350
 -------------------------------------------------------------------

 M2 A SUB
 Price: 99-31+      Coupon: 7.1600       Original Par:     4,400,000
 -------------------------------------------------------------------
 To Call:
 Bond Yield:            7.24      7.24      7.23      7.23      7.22
 Average Life:         24.23     15.30     10.89      9.18      7.75
 Duration:             11.10      8.73      7.07      6.39      5.71
 First Prin Pay:       10/16      1/06      7/03      7/03      8/03
 Last Prin Pay:         7/26     11/20      5/15      4/11     12/07

 ---------------------------
 To Maturity:
 Bond Yield:            7.24      7.24      7.23      7.23      7.22
 Average Life:         24.33     15.67     11.34      9.79      8.51
 Duration:             11.12      8.79      7.19      6.60      6.05
 First Prin Pay:       10/16      1/06      7/03      7/03      8/03
 Last Prin Pay:         6/27      4/24      8/19      1/16      8/12
 -------------------------------------------------------------------

 B1 BBB SUB
 Price: 99-31       Coupon: 7.5900       Original Par:     6,600,000
 -------------------------------------------------------------------
 To Call:
 Bond Yield:            7.69      7.67      7.66      7.66      7.66
 Average Life:         21.11     10.36      6.97      6.48      6.14
 Duration:             10.17      6.89      5.20      4.93      4.74
 First Prin Pay:       10/16      1/06      7/03      7/03      8/03
 Last Prin Pay:         3/22      1/12      9/07      8/06     10/05

 ---------------------------
 To Maturity:
 Bond Yield:            7.69      7.67      7.66      7.66      7.66
 Average Life:         21.11     10.36      6.97      6.48      6.14
 Duration:             10.17      6.89      5.20      4.93      4.74
 First Prin Pay:       10/16      1/06      7/03      7/03      8/03
 Last Prin Pay:         3/22      1/12      9/07      8/06     10/05
 -------------------------------------------------------------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  |  FIRST
SUISSE  |  BOSTON

                                   12 of 21

         UCFC MANUFACTURED HOUSING COTRACT PASS-THROUGH CERTIFICATES,
                                SERIES 1998-2
                       REVISED COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class A-1

 ----------------------------------------------------------------------------
 Percent of MHP:           0          100         175         250         350
 ----------------------------------------------------------------------------

 Initial Percent          100         100         100         100         100
 June 15, 1999             86          66          51          37          17
 June 15, 2000             79          35           3           0           0
 June 15, 2001             72           4           0           0           0
 June 15, 2002             65           0           0           0           0
 June 15, 2003             57           0           0           0           0
 June 15, 2004             48           0           0           0           0
 June 15, 2005             40           0           0           0           0
 June 15, 2006             30           0           0           0           0
 June 15, 2007             20           0           0           0           0
 June 15, 2008              8           0           0           0           0
 June 15, 2009              0           0           0           0           0
 June 15, 2010              0           0           0           0           0
 June 15, 2011              0           0           0           0           0
 June 15, 2012              0           0           0           0           0
 June 15, 2013              0           0           0           0           0
 June 15, 2014              0           0           0           0           0
 June 15, 2015              0           0           0           0           0
 June 15, 2016              0           0           0           0           0
 June 15, 2017              0           0           0           0           0
 June 15, 2018              0           0           0           0           0
 June 15, 2019              0           0           0           0           0
 June 15, 2020              0           0           0           0           0
 June 15, 2021              0           0           0           0           0
 June 15, 2022              0           0           0           0           0
 June 15, 2023              0           0           0           0           0
 June 15, 2024              0           0           0           0           0
 June 15, 2025              0           0           0           0           0
 June 15, 2026              0           0           0           0           0
 June 15, 2027              0           0           0           0           0
 June 15, 2028              0           0           0           0           0

 Avg Life In Years:       5.6         1.6         1.1         0.8         0.6

-----------------------------------------------------------------------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  |  FIRST
SUISSE  |  BOSTON

                                   13 of 21

         UCFC MANUFACTURED HOUSING COTRACT PASS-THROUGH CERTIFICATES,
                                SERIES 1998-2
                       REVISED COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class A-2

 ----------------------------------------------------------------------------
 Percent of MHP:           0          100         175         250         350
 ----------------------------------------------------------------------------

 Initial Percent          100         100         100         100         100
 June 15, 1999            100         100         100         100         100
 June 15, 2000            100         100         100          67          21
 June 15, 2001            100         100          50           0           0
 June 15, 2002            100          70           1           0           0
 June 15, 2003            100          38           0           0           0
 June 15, 2004            100           7           0           0           0
 June 15, 2005            100           0           0           0           0
 June 15, 2006            100           0           0           0           0
 June 15, 2007            100           0           0           0           0
 June 15, 2008            100           0           0           0           0
 June 15, 2009             96           0           0           0           0
 June 15, 2010             82           0           0           0           0
 June 15, 2011             66           0           0           0           0
 June 15, 2012             48           0           0           0           0
 June 15, 2013             30           0           0           0           0
 June 15, 2014             12           0           0           0           0
 June 15, 2015              0           0           0           0           0
 June 15, 2016              0           0           0           0           0
 June 15, 2017              0           0           0           0           0
 June 15, 2018              0           0           0           0           0
 June 15, 2019              0           0           0           0           0
 June 15, 2020              0           0           0           0           0
 June 15, 2021              0           0           0           0           0
 June 15, 2022              0           0           0           0           0
 June 15, 2023              0           0           0           0           0
 June 15, 2024              0           0           0           0           0
 June 15, 2025              0           0           0           0           0
 June 15, 2026              0           0           0           0           0
 June 15, 2027              0           0           0           0           0
 June 15, 2028              0           0           0           0           0

 Avg Life In Years:      13.9         4.7         3.0         2.3         1.7

-----------------------------------------------------------------------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  |  FIRST
SUISSE  |  BOSTON

                                   14 of 21

         UCFC MANUFACTURED HOUSING COTRACT PASS-THROUGH CERTIFICATES,
                                SERIES 1998-2
                       REVISED COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class A-3

 ----------------------------------------------------------------------------
 Percent of MHP:           0          100         175         250         350
 ----------------------------------------------------------------------------

 Initial Percent          100         100         100         100         100
 June 15, 1999            100         100         100         100         100
 June 15, 2000            100         100         100         100         100
 June 15, 2001            100         100         100          98           9
 June 15, 2002            100         100         100          13           0
 June 15, 2003            100         100          38           0           0
 June 15, 2004            100         100          11           0           0
 June 15, 2005            100          68           0           0           0
 June 15, 2006            100          38           0           0           0
 June 15, 2007            100          20           0           0           0
 June 15, 2008            100           2           0           0           0
 June 15, 2009            100           0           0           0           0
 June 15, 2010            100           0           0           0           0
 June 15, 2011            100           0           0           0           0
 June 15, 2012            100           0           0           0           0
 June 15, 2013            100           0           0           0           0
 June 15, 2014            100           0           0           0           0
 June 15, 2015             88           0           0           0           0
 June 15, 2016             57           0           0           0           0
 June 15, 2017             36           0           0           0           0
 June 15, 2018             18           0           0           0           0
 June 15, 2019              2           0           0           0           0
 June 15, 2020              0           0           0           0           0
 June 15, 2021              0           0           0           0           0
 June 15, 2022              0           0           0           0           0
 June 15, 2023              0           0           0           0           0
 June 15, 2024              0           0           0           0           0
 June 15, 2025              0           0           0           0           0
 June 15, 2026              0           0           0           0           0
 June 15, 2027              0           0           0           0           0
 June 15, 2028              0           0           0           0           0

 Avg Life In Years:      18.6         7.8         5.0         3.6         2.7

-----------------------------------------------------------------------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  |  FIRST
SUISSE  |  BOSTON

                                   15 of 21

         UCFC MANUFACTURED HOUSING COTRACT PASS-THROUGH CERTIFICATES,
                                SERIES 1998-2
                       REVISED COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class A-4

 -----------------------------------------------------------------------------
 Percent of MHP:            0          100         175         250         350
 -----------------------------------------------------------------------------

 Initial Percent           100         100         100         100         100
 June 15, 1999             100         100         100         100         100
 June 15, 2000             100         100         100         100         100
 June 15, 2001             100         100         100         100         100
 June 15, 2002             100         100         100         100          52
 June 15, 2003             100         100         100          68          11
 June 15, 2004             100         100         100          57           9
 June 15, 2005             100         100          93          48           7
 June 15, 2006             100         100          82          39           5
 June 15, 2007             100         100          71          33           4
 June 15, 2008             100         100          62          27           3
 June 15, 2009             100          92          54          22           2
 June 15, 2010             100          84          47          18           2
 June 15, 2011             100          76          40          14           1
 June 15, 2012             100          69          34          11           1
 June 15, 2013             100          61          29           9           1
 June 15, 2014             100          55          24           7           0
 June 15, 2015             100          49          20           5           0
 June 15, 2016             100          43          17           4           0
 June 15, 2017             100          37          14           3           0
 June 15, 2018             100          32          11           0           0
 June 15, 2019             100          27           9           0           0
 June 15, 2020              91          23           7           0           0
 June 15, 2021              80          19           4           0           0
 June 15, 2022              69          15           1           0           0
 June 15, 2023              56          11           0           0           0
 June 15, 2024              46           8           0           0           0
 June 15, 2025              34           5           0           0           0
 June 15, 2026              22           0           0           0           0
 June 15, 2027               8           0           0           0           0
 June 15, 2028               0           0           0           0           0

 Avg Life In Years:       25.6        17.6        12.7         8.2         4.5

------------------------------------------------------------------------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  |  FIRST
SUISSE  |  BOSTON

                                   16 of 21

         UCFC MANUFACTURED HOUSING COTRACT PASS-THROUGH CERTIFICATES,
                                SERIES 1998-2
                       REVISED COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class M-1

 -----------------------------------------------------------------------------
 Percent of MHP:            0          100         175         250         350
 -----------------------------------------------------------------------------

 Initial Percent           100         100         100         100         100
 June 15, 1999             100         100         100         100         100
 June 15, 2000             100         100         100         100         100
 June 15, 2001             100         100         100         100         100
 June 15, 2002             100         100         100         100         100
 June 15, 2003             100         100         100         100         100
 June 15, 2004             100         100          88          84          80
 June 15, 2005             100         100          77          70          61
 June 15, 2006             100          96          67          58          47
 June 15, 2007             100          88          59          48          36
 June 15, 2008             100          80          51          40          27
 June 15, 2009             100          73          44          32          20
 June 15, 2010             100          67          38          26          15
 June 15, 2011             100          60          33          21          10
 June 15, 2012             100          54          28          17           7
 June 15, 2013             100          49          24          13           1
 June 15, 2014             100          44          20          11           0
 June 15, 2015             100          39          17           8           0
 June 15, 2016             100          34          14           4           0
 June 15, 2017              94          30          11           0           0
 June 15, 2018              87          25           9           0           0
 June 15, 2019              80          22           7           0           0
 June 15, 2020              72          18           3           0           0
 June 15, 2021              64          15           0           0           0
 June 15, 2022              54          12           0           0           0
 June 15, 2023              45           9           0           0           0
 June 15, 2024              36           5           0           0           0
 June 15, 2025              27           0           0           0           0
 June 15, 2026              17           0           0           0           0
 June 15, 2027               5           0           0           0           0
 June 15, 2028               0           0           0           0           0

 Avg Life In Years:       24.3        15.7        11.4         9.9         8.6

------------------------------------------------------------------------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  |  FIRST
SUISSE  |  BOSTON

                                   17 of 21

         UCFC MANUFACTURED HOUSING COTRACT PASS-THROUGH CERTIFICATES,
                                SERIES 1998-2
                       REVISED COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class M-2

 ----------------------------------------------------------------------------
 Percent of MHP:           0          100         175         250         350
 ----------------------------------------------------------------------------

 Initial Percent          100         100         100         100         100
 June 15, 1999            100         100         100         100         100
 June 15, 2000            100         100         100         100         100
 June 15, 2001            100         100         100         100         100
 June 15, 2002            100         100         100         100         100
 June 15, 2003            100         100         100         100         100
 June 15, 2004            100         100          88          84          80
 June 15, 2005            100         100          77          70          61
 June 15, 2006            100          96          67          58          47
 June 15, 2007            100          88          59          48          36
 June 15, 2008            100          80          51          40          27
 June 15, 2009            100          73          44          32          20
 June 15, 2010            100          67          38          26          15
 June 15, 2011            100          60          33          21          10
 June 15, 2012            100          54          28          17           2
 June 15, 2013            100          49          24          13           0
 June 15, 2014            100          44          20          11           0
 June 15, 2015            100          39          17           5           0
 June 15, 2016            100          34          14           0           0
 June 15, 2017             94          30          11           0           0
 June 15, 2018             87          25           9           0           0
 June 15, 2019             80          22           1           0           0
 June 15, 2020             72          18           0           0           0
 June 15, 2021             64          15           0           0           0
 June 15, 2022             54          12           0           0           0
 June 15, 2023             45           8           0           0           0
 June 15, 2024             36           0           0           0           0
 June 15, 2025             27           0           0           0           0
 June 15, 2026             17           0           0           0           0
 June 15, 2027              0           0           0           0           0
 June 15, 2028              0           0           0           0           0

 Avg Life In Years:      24.3        15.7        11.3         9.8         8.5

-----------------------------------------------------------------------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  |  FIRST
SUISSE  |  BOSTON

                                   18 of 21

         UCFC MANUFACTURED HOUSING COTRACT PASS-THROUGH CERTIFICATES,
                                SERIES 1998-2
                       REVISED COMPUTATIONAL MATERIALS


 Percent of Principal Outstanding of Class B-1

 ----------------------------------------------------------------------------
 Percent of MHP:           0          100         175         250         350
 ----------------------------------------------------------------------------

 Initial Percent          100         100         100         100         100
 June 15, 1999            100         100         100         100         100
 June 15, 2000            100         100         100         100         100
 June 15, 2001            100         100         100         100         100
 June 15, 2002            100         100         100         100         100
 June 15, 2003            100         100         100         100         100
 June 15, 2004            100         100          72          63          53
 June 15, 2005            100         100          46          30          10
 June 15, 2006            100          90          24           3           0
 June 15, 2007            100          72           4           0           0
 June 15, 2008            100          54           0           0           0
 June 15, 2009            100          37           0           0           0
 June 15, 2010            100          22           0           0           0
 June 15, 2011            100           7           0           0           0
 June 15, 2012            100           0           0           0           0
 June 15, 2013            100           0           0           0           0
 June 15, 2014            100           0           0           0           0
 June 15, 2015            100           0           0           0           0
 June 15, 2016            100           0           0           0           0
 June 15, 2017             87           0           0           0           0
 June 15, 2018             69           0           0           0           0
 June 15, 2019             52           0           0           0           0
 June 15, 2020             34           0           0           0           0
 June 15, 2021             15           0           0           0           0
 June 15, 2022              0           0           0           0           0
 June 15, 2023              0           0           0           0           0
 June 15, 2024              0           0           0           0           0
 June 15, 2025              0           0           0           0           0
 June 15, 2026              0           0           0           0           0
 June 15, 2027              0           0           0           0           0
 June 15, 2028              0           0           0           0           0

 Avg Life In Years:      21.1        10.4         7.0         6.5         6.1

-----------------------------------------------------------------------------

The above analysis has not been prepared nor reviewed by the Issuer and is not intended to be a prospectus. Any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  |  FIRST
SUISSE  |  BOSTON

                                   19 of 21